Exhibit 99.3

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of October 2, 1998 (this "Agreement"), between Berlitz International, Inc., a New York corporation ("Company"), and Apollo Management IV, L.P., a Delaware limited partnership on behalf of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (collectively, "Investor").

         WHEREAS, Investor and the Company have entered into a Purchase Agreement, dated as of October 2, 1998 (the "Purchase Agreement"), pursuant to which Investor will purchase $100,000,000 aggregate principal amount of convertible exchangeable debentures due 2010, Series A (the "Debentures") of the Company; and

         WHEREAS, pursuant to the terms and conditions of the Debentures, such Debentures may be convertible at any time at the option of the holder, in part or in whole, into shares (the "Common Shares") of common stock of the Company, par value $.10 per share (the "Common Stock").

         NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         I. Securities Subject to this Agreement

         (i) Definitions. The term "Holder" means any person owning or having the right to acquire Registrable Securities or any successor or assignee thereof.

         The term "Issue Date" means the date of original issuance of the Debentures.

         The terms "Registrable Securities" and "Restricted Securities" shall each refer to the Common Shares and any shares of Common Stock issued in respect of the Common Shares, whether by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         (ii) Restricted Securities. For the purposes of this Agreement, Restricted Securities will cease to be Restricted Securities when (i) a registration statement filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), covering such Restricted Securities
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has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) such Restricted Securities have been sold pursuant to Rule 144 under the Securities Act.

         (iii) Registrable Securities. Registrable Securities will cease to be Registrable Securities when they cease to be Restricted Securities.

         II. Demand Registration. Commencing on the second anniversary of the Issue Date, in addition to any other rights of the Holders, upon written request by the Holders of at least 50% of the Registrable Securities then outstanding (the "Demanding Holders") to the Company that the Company effect a registration of any or all of the Registrable Securities and specifying the intended method of disposition thereof, the amount of the Registrable Securities proposed to be sold and the jurisdiction (if known) in which registration is desired (a "Demand Registration"), such demands to be given on not more than two (2) separate occasions (but in no event shall the Company be required to effect more than one Demand Registration in any nine-month period), then the Company will (i) promptly notify all other Holders of Registrable Securities and (ii) use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Holders for disposition, in accordance with the intended method of disposition stated in such request, within ninety (90) days of the request therefor. All Holders who are not Demanding Holders shall be entitled to participate in such offering in accordance with the terms hereof if they so notify the Company of their desire to do so, specifying the amount of Registrable Securities they wish to include, within 15 days of receipt of notice from the Company. If any registration statement relating to any such registration is not declared effective, such registration shall not count towards the limit set forth in this paragraph. The Demanding Holders shall have the right to designate the managing underwriters for any underwritten offering pursuant to a Demand Registration, which underwriters shall be reasonably acceptable to the Company.

         The Company shall be entitled to include in any Demand Registration authorized but unissued shares of Common Stock, shares of Common Stock held by the Company as treasury stock and shares of Common Stock held by other shareholders. Notwithstanding the foregoing, if the
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managing underwriter or underwriters of such offering determine in good faith that the total amount of Registrable Securities and shares of Common Stock requested to be included in such offering would adversely affect the success of such offering, then the number of shares of Common Stock to be offered for the account of the Demanding Holders and any other selling shareholder and the number of shares of Common Stock to be offered by the Company to the public shall each be reduced, to the extent necessary to reduce the total amount of shares to be included in such offering to the amount recommended by such managing underwriter or underwriters, in the following order of priority: first, the shares of Common Stock proposed to be registered by any other selling shareholders or Holders; second, the shares of Common Stock proposed to be registered by the Company; and third, the shares of Registrable Securities proposed to be registered by the Demanding Holders. If any of such categories is to be reduced and consists of more than one shareholder, the part of the total reduction to that category of shares imposed on each shareholder in that category shall be in the same proportion that the total number of shares of Common Stock held (including shares issuable upon conversion of convertible debentures) by such shareholder bears to the total number of shares of Common Stock held (including shares issuable upon conversion of convertible debentures) by all shareholders in that category who sought to have shares registered. If more than 50% of the shares requested to be registered by Demanding Holders in such Demand Registration are not included in such Demand Registration as a result of any reduction set forth in this paragraph, such Demand Registration shall not count towards the limit set forth in the preceding paragraph.

         Notwithstanding the foregoing, the Company shall have the right to delay any registration of Registrable Securities requested pursuant to this
Section 2 for up to one hundred twenty (120) days if such registration would, in the reasonable good faith judgment of the Company's Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request.

         III. Piggy-Back Registration

         If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement on Form S-4 or S-8, or any form substituted therefor, or filed in connection with an exchange offer or
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an offering of securities solely to the Company's existing stockholders) (the
"Piggy-Back Registration"), then the Company shall in each case give written notice of such proposed filing to Investor as soon as practicable but in no event less than 20 business days before the anticipated filing date, and such notice shall offer Investor the opportunity to register such number of shares of Registrable Securities as Investor may request. The Company shall permit Investor, in the event Investor has given the Company notice (which may be given by telephone, to be confirmed promptly in writing, or by facsimile) within 10 business days after receipt of such notice of its desire, to include any or all of the Registrable Securities held by it in such offering on the same terms and conditions as included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering determine in good faith that the total amount of Registrable Securities and shares of Common Stock requested to be included in such offering would adversely affect the success of such offering, then the number of shares of Common Stock to be offered by the Company to the public and the number of shares of Registrable Securities to be offered for the account of Investor or any other Holder and the number of shares of Common Stock to be offered for the account of any other selling shareholders shall each be reduced to the extent necessary to reduce the total amount of shares to be included in such offering to the amount recommended by such managing underwriters, in the following order of priority: (i) if the offering is a "Demand Registration" under the Registration Rights Agreement, dated the date hereof, between the Company and Benesse Holdings International, Inc., then in such order as in accordance with the provisions thereunder and (ii) in all other instances, first, the shares of Registrable Securities proposed to be registered by the Investor or Holders and the shares of Common Stock proposed to be registered by any other selling stockholders, on a pro rata basis; and second, the shares of Common Stock proposed to be registered by the Company. If any of such categories is to be reduced and consists of more than one shareholder, the part of the total reduction to that category of shares imposed on each shareholder in that category shall be in the same proportion that the total number of shares of Common Stock held (including shares issuable upon conversion of convertible debentures) by such shareholder bears to the total number of shares of Common Stock held (including shares issuable upon conversion of convertible debentures) by all shareholders in that category who sought to have shares registered. In the event that the contemplated distribution does not involve an underwritten
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public offering, such determination that the inclusion of such Registrable
Securities shall adversely affect the success of the offering shall be made in reasonable good faith by the Board of Directors of the Company.

         No registration effected under this Section 3, and no failure to effect a registration under this Section 3, shall relieve the Company of its obligation to effect a registration upon the request of Demanding Holders pursuant to
Section 2. No failure to effect a registration under this Section 3 or under
Section 2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement, including without limitation, the Company's obligations under Sections 6 and 7.

         IV. Holdback Agreement

         If reasonably requested by the managing underwriter or underwriters for any public offering of Registrable Securities being made pursuant to a registration statement relating to a Demand Registration or a Piggy-Back Registration (the "Registration Statement"), the Company will (i) not publicly sell or distribute any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary thereof, or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other person, or by reason of the existence of previously issued and outstanding convertible securities, options or warrants), during the time reasonably requested by the underwriter, not to exceed 14 business days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which Investor is participating or the commencement of a public distribution of the Registrable Securities pursuant to such Registration Statement; provided, however, that in no event shall this clause prevent the Company from selling or distributing any securities registered under the Securities Act on Form S-4 or Form S-8 or any successor form; and (ii) use reasonable efforts to cause each other holder of privately placed securities similar to those being registered to agree not to effect any public sale or distribution of any such securities during the periods described in clause (i) above, in each case including a sale pursuant to Rule 144 under the
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Securities Act (except as part of any such registration, if permitted).

         If requested by the managing underwriter or Underwriters for any public offering of Registrable Securities being made pursuant to a Registration Statement, the Investor will not publicly sell or distribute any Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Act, during the time reasonably requested by the underwriter, not to exceed 14 business days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement in which Investor is participating or the commencement of a public distribution of the Registrable Securities pursuant to such Registration Statement or other underwritten offering.

         V. Registration Procedures

         In connection with any sale of Registrable Securities pursuant to a Registration Statement, the Company will as promptly as practicable:

                  (i) prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to have such Registration Statement declared effective and remain effective in accordance with the provisions of this Agreement; provided, however, that, prior to filing a Registration Statement or prospectus relating to Registrable Securities or any amendments or supplements thereto, the Company shall (A) furnish to Investor, Investor's counsel and the underwriters, if any, copies of all such documents proposed to be filed and (B) provide Investor and Investor's counsel with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement or prospectus relating to Registrable Securities or any amendments or supplement thereto to be filed with the Commission;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such
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         Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the prospectus contained in the Registration Statement to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition set forth in such Registration Statement or supplement to the prospectus;

                  (iii) promptly notify Investor, counsel to Investor and any underwriter and (if requested by any such person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects;

                  (iv) use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;
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                  (v) if requested by the managing underwriter or underwriters, if any, or by Investor or its counsel, incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters request, or Investor's counsel reasonably requests, to be included therein, including, without limitation, with respect to the Registrable Securities being sold by Investor to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment;

                  (vi) cooperate with Investor and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Investor may request and keep available and make available to the Company's transfer agent or depositary prior to the effectiveness of such Registration Statement a supply of such certificates;

                  (vii) provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement;

                  (viii) cooperate with Investor and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

                  (ix) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act");

                  (x) in connection with an underwritten offering, participate, to the extent reasonably requested by the
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         managing underwriter for the offering or Investor, in customary efforts to sell the securities under the offering, including without limitation, participating in "road shows";

                  (xi) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Investor shall reasonably request, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which the Registration Statement is required to be kept effective, and do any and all other acts and things that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities owned by Investor; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (k), (ii) subject itself to general taxation in any such jurisdiction where it is not then so subject, or (iii) consent to general service of process in any such jurisdiction;

                  (xii) notify Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and file with the Commission a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (xiii) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company to or for the
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         benefit of any underwriters also be made to and for the
         benefit of Investor);

                  (xiv) make available for inspection by Investor, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the managing underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement. Records and other information that the Company determines, in good faith, to be confidential shall be identified as confidential prior to delivery of such records or information to the Inspectors, and if the Company so notifies the Inspectors that such records and information are confidential, such records and information shall not be disclosed by the Inspectors unless (i) the disclosure of such Records in the opinion of counsel reasonably acceptable to the Company is necessary to avoid or correct a misstatement or omission in the Registration Statement or
         (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; Investor agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (xv) if the offering is an underwritten public offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Investor or the managing underwriter reasonably request;

                  (xvi) use its best efforts to obtain an opinion or opinions from counsel for the Company in customary form and covering such matters of the type customarily covered by opinions as Investor or the managing underwriter reasonably request; and
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                  (xvii) otherwise comply with all applicable rules and
         regulations of the Commission and any other governmental, quasi-governmental or private body to which the Company or the transactions contemplated by this Agreement is subject, and make available to its security holders, as soon as reasonably practicable, an earning statement, which earning statement shall satisfy the provisions of section 11(a) of the Securities Act.

         The Company may require Investor to furnish to the Company, and the registration rights of Investor hereunder shall be subject to Investor furnishing, such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and the Investor shall represent and warrant to the Company and the underwriter that such information is true and correct in all material respects.

         Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(l) hereof, Investor will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(l) hereof and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         All underwriting discounts, selling commissions and expenses of underwriters will be borne by Investor.

         VI. Registration and Other Expenses

         The Company will pay all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all costs and expenses of registration hereunder, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), fees and expenses of the counsel and accountants for the Company (including the reasonable expenses of any special audit and "cold comfort" letters required by or incident to such performance), opinions of counsel and all other costs and expenses of the Company
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incident to Rule 144 sales or the preparation, printing and filing under the
Securities Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the prospectus included therein. In addition, the Company will reimburse Investor for the reasonable fees and expenses of not more than one counsel chosen by Investor.

         VII. Indemnification and Contribution.

         (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, Investor, its officers, directors, partners, employees and agents, and each person who controls Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, Investor (collectively, the "Investor Indemnified Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any reasonable legal or other fees and expenses incurred by any such Investor Indemnified Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Investor Damages") to which any such Investor Indemnified Person may become subject under the Securities Act or otherwise, insofar as such Investor Damages (or proceedings in respect thereof) arise out of or are caused by any untrue statement or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such Investor Damages arise out of or are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in any information with respect to Investor so furnished in writing by Investor expressly for use therein (or any amendment or supplement thereto). In connection with an underwritten offering, the Company shall agree to indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act) on similar terms as provided above with respect to the indemnification of Investor; provided, however, if pursuant to an underwritten public offering of Registrable Securities, the Company and any underwriters enter into an underwriting agreement or
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purchase agreement relating to such offering that contains provisions relating to indemnification between the Company and such underwriters such provision shall be deemed to govern indemnification as between the Company and the underwriters.

         (ii) Indemnification by Investor. Investor agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, stockholders, employees and agents, and each person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Company (collectively, the "Company Indemnified Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any reasonable legal or other fees and expenses incurred by any such Company Indemnified Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Company Damages") to which any such Company Indemnified Person may become subject under the Securities Act or otherwise, insofar as such Company Damages (or proceedings in respect thereof) arise out of or are caused by any untrue statement or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such Company Damages arise out of or are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in any information with respect to Investor so furnished in writing by, or on behalf of, Investor expressly for use therein (or any amendment or supplement thereto). In no event shall the liability of Investor hereunder be greater in amount than the dollar amount of the proceeds (net of underwriting commissions and fees) received by Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (iii) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution
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pursuant to this Agreement and, upon request of the indemnified party, permit the indemnifying party to assume the defense thereof and retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and shall pay the fees and disbursements of such counsel relating to such proceeding; provided, however, that failure by such person entitled to indemnification to give prompt written notice shall not materially prejudice such person's right of indemnification granted hereunder, except to the extent the indemnifying party is materially prejudiced thereby. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party and the indemnifying parties or an affiliate of the indemnifying party or such indemnified party, and there may be one or more defenses available to such indemnified party that are different from or additional to the defenses available to the indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for the indemnified parties. The indemnifying party will not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in
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respect of which any indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (iv) Contribution. If the indemnification provided for in this Section 7 from an indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Investor on the other hand from the offering of such Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         Notwithstanding the provisions of this Section 7(d), Investor shall not be required to contribute any amount in excess of the amount by which the dollar amounts of the proceeds (net of underwriting commissions and fees) received by Investor upon sale of the Registrable Securities giving rise to such contribution obligation exceeds the amount of any damages which Investor has otherwise been required to pay by reason of such untrue statement or omission.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         VIII. Rule 144

         The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of Investor, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, and any similar rule or regulation hereafter adopted by the Commission. Upon the request of Investor, the Company will deliver to Investor a written statement as to filings made by the Company with the Commission.

         IX. Miscellaneous

         (i) No Inconsistent Agreements. The Company has not and will not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof.

         (ii) Remedies. The Company and Investor, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company and Investor agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and hereby agree not to oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         (iii) Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed by the Company and Investor.

         (iv) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, facsimile transmission or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9(d)):

             (1) if to the Company, to:

                 Berlitz International, Inc.
                 400 Alexander Park
                 Princeton, New Jersey 08540-6306
                 Attention: Robert C. Hendon, Jr.
                 Facsimile: (609) 514-9670

                 with a copy to:

                 Paul, Weiss, Rifkind, Wharton & Garrison
                 1285 Avenue of the Americas

                 New York, New York 10019-6064
                 Attention: Matthew Nimetz
                 Facsimile: (212) 373-2377

             (2) if to Investor, to:

                 Apollo Management IV, L.P.
                 1999 Avenue of the Stars, Suite 1900
                 Los Angeles, California 90067
                 Attention: Larry Berg
                 Facsimile: (310) 201-4198

                 with a copy to:

                 Sullivan & Cromwell
                 1888 Century Park East
                 Los Angeles, California 90067-1725
                 Attention: Alison S. Ressler
                 Facsimile: (310) 712-8800


         (v) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities. If any transferee of any holder of Registrable Securities shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

         (vi) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

         (vii) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (viii) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. All actions and proceedings arising out of or relating to this agreement shall be brought by the parties and heard and determined only in a Federal or State court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections of venue to the New York courts. The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

         (ix) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (x) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (xi) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

         IN WITNESS WHEREOF the parties hereto have executed and delivered this Agreement as of the date first written above.


                                           BERLITZ INTERNATIONAL, INC.


                                           By: /s/ Hiromasa Yokoi
                                           ----------------------
                                           Name:  Hiromasa Yokoi
                                           Title: Chairman, CEO & President


                                           APOLLO INVESTMENT FUND IV, L.P.

                                           By: Apollo Advisors IV, L.P.,
                                               its general partner


                                           By: /s/ Laurence Berg
                                           ---------------------
                                           Name:  Laurence Berg
                                           Title: Partner


                                           APOLLO OVERSEAS PARTNERS IV, L.P.

                                           By: Apollo Advisors IV, L.P.,
                                               its general partner


                                           By: /s/ Laurence Berg
                                           ---------------------
                                           Name:  Laurence Berg
                                           Title: Partner